                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                                XATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 707-5600


                                                                February 3, 2003

Dear Shareholder:

        You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 3:00 p.m., on Tuesday, March 4, 2003, at the Minneapolis/St. Paul Airport Hilton, 3800 East 80th Street, Bloomington, Minnesota.

        This year you are presented with proposals to elect nine directors, amend the Articles of Incorporation to increase the number of authorized shares and ratify the appointment of auditors. Following the formal business of the meeting, we will report on the affairs of the Company and respond to questions of general interest to shareholders.

        We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                            Very truly yours,




                                            William P. Flies
                                            Chairman

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 707-5600

                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MARCH 4, 2003

                    -----------------------------------------


To the Shareholders of XATA Corporation:

        The Annual Meeting of Shareholders of XATA Corporation (the "Company") will be held on Tuesday, March 4, 2003, at 3:00 p.m., at the Minneapolis/St. Paul Airport Hilton, 3800 East 80th Street, Bloomington, Minnesota, for the following purposes:

        (1) To fix the number of directors at nine and to elect nine directors to serve for a one-year term expiring when their successors are elected and qualified at the annual meeting in 2004.

        (2) To amend the Restated Articles of Incorporation of the Company to increase the authorized shares of common stock from 12,000,000 to 25,000,000 and the authorized shares of preferred stock from 283,333 to 5,000,000.

        (3) To ratify the appointment of Grant Thornton LLP, as independent auditors of the Company for the fiscal year ending September 30, 2003.

        (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

        We have fixed the close of business on January 28, 2003 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

        Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will insure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.

                                            By Order of the Board of Directors




February 3, 2003                            John G. Lewis
                                            Secretary

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................................1

RECORD DATE AND VOTING.......................................................................1

RECOMMENDATIONS OF THE BOARD OF DIRECTORS....................................................2

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT...........................................3

PROPOSAL 1 -- ELECTION OF DIRECTORS..........................................................5

EXECUTIVE COMPENSATION.......................................................................9

AUDIT COMMITTEE REPORT......................................................................13

PROPOSAL 2 -- AMENDMENT OF RESTATED ARTICLES OF INCORPORATION...............................14

PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS...........................15

PROPOSALS FOR FISCAL 2003 ANNUAL MEETING....................................................16



APPENDIX A -- AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION

APPENDIX B -- SECTION 2.11 OF BYLAWS

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55337
                                 (952) 707-5600

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MARCH 4, 2003

                       ----------------------------------

                               GENERAL INFORMATION


        This proxy statement is furnished to shareholders by the Board of Directors of XATA Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on Tuesday, March 4, 2003, to be held at the Minneapolis/St. Paul Airport Hilton, 3800 East 80th Street, Bloomington, Minnesota, at 3:00 p.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters which will come before the meeting.

        A copy of our report on Form 10-KSB for the fiscal year ended September 30, 2002 is enclosed for your information. It is not a part of the proxy solicitation material. The Report describes the financial condition of the Company as of September 30, 2002.

        We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

                             RECORD DATE AND VOTING

        We have fixed January 28, 2003, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, ____________ shares of our Common Stock, par value $.01 per share, were outstanding. Each share is entitled to one vote on each proposal to be presented to the meeting. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting require the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding).

HOW TO VOTE                     By signing and returning the enclosed proxy
                                card, you will be giving your proxy to our Board of Directors and authorizing them to vote your shares.

HOW YOUR PROXY WILL
BE VOTED Unless revoked, all properly executed proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

HOW TO REVOKE YOUR
PROXY You have the power to revoke your proxy at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of John G. Lewis, Chief Financial Officer, on or before March 3, 2003. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

ABSTENTIONS                     If you abstain from voting as to any matter,
                                your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter.
                                Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

BROKER NON-VOTES                If a broker turns in a "non-vote" proxy,
                                indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.


                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR AMENDMENT OF THE ARTICLES OF INCORPORATION, AND FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

               PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

        The following table sets forth as of January 10, 2003 the record and beneficial ownership of Common Stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of the current directors (who also comprise all nominees for election as director);
(iii) each Named Executive Officer (as defined in "EXECUTIVE COMPENSATION"); and
(iv) all of our executive officers and directors as a group.

        Securities reported as "beneficially owned" include securities which the named person may exercise voting power or investment power, alone or with others, as of January 10, 2003 or within sixty (60) days after January 10, 2003.

            NAME AND ADDRESS                 NUMBER OF SHARES OWNED       PERCENTAGE
            ------------------------------   ----------------------    --------------
            Richard L. Bogen (1) (2)                   28,750 (4)            *
            65159 East Diamond Ridge Court
            Tucson, AZ  85739

            Craig S. Fawcett (1) (2) (3)               47,333 (4)            *
            151 East Cliff Road, Suite 10
            Burnsville, MN  55337

            William P. Flies (1) (2) (3)            1,057,685 (4) (6)       14.1%
            151 East Cliff Road, Suite 10
            Burnsville, MN  55337

            Carl M. Fredericks (1) (2)                 53,826 (4) (7)        *
            4275 Executive Square
            Suite 350
            La Jolla, CA  92037

            James E. Heerin (1) (2) (5)                     0                *
            300 Grimes Bridge Road
            Roswell, GA  30075

            Roger W. Kleppe (1) (2)                    55,491 (4)            *
            2901 Mead Court
            Burnsville, MN  55337

            Stephen A. Lawrence (1) (2)                84,191 (4) (8)        1.1%
            3154 North Service Drive
            Red Wing, MN  55066

            David M. Purvis (1) (2) (5)                     0                *
            300 Grimes Bridge Road
            Roswell, GA  30075

            NAME AND ADDRESS                 NUMBER OF SHARES OWNED       PERCENTAGE
            ------------------------------   ----------------------    --------------
            Charles R. Stamp, Jr. (1) (2)                   0                *
            (5)
            300 Grimes Bridge Road
            Roswell, GA  30075

            John Deere Special                      2,144,060               28.5%
            Technologies Group, Inc.
            300 Grimes Bridge Road
            Roswell, GA  30075

            Thomas N. Flies (3)                        44,667 (4)            *
            151 East Cliff Road, Suite 10
            Burnsville, MN  55337

            Joel G. Jorgenson (3)                      50,354 (4)            *
            151 East Cliff Road, Suite 10
            Burnsville, MN  55337

            John G. Lewis (3)                          29,666 (4)            *
            151 East Cliff Road, Suite 10
            Burnsville, MN  55337

            All executive officers and              1,451,963 (4) (6)       19.3%
            current directors as a group                   (7) (8)
            (12 persons)

-------------------
 *  indicates ownership of less than 1%.
(1)   Currently a director.
(2)   Nominee for election as director.
(3)   Executive officer.
(4) Includes shares of common stock issuable upon exercise of currently exercisable options and warrants as follows: Richard L. Bogen -- 28,750 shares; Craig S. Fawcett -- 47,333 shares; William P. Flies -- 49,500 shares; Carl M. Fredericks -- 45,826 shares; Roger W. Kleppe -- 47,076 shares; Stephen A. Lawrence -- 57,076 shares; Thomas N. Flies -- 43,667 shares; Joel G. Jorgenson -- 49,334 shares; John G. Lewis -- 29,666 shares; and all officers and directors as a group -- 398,228 shares.
(5)   Nominee of John Deere Special Technologies Group, Inc. ("JDSTG").
(6) Includes 434,205 shares held in the William P. Flies Revocable Trust UA 11/14/96, 473,980 shares held in the Linda Berg Flies Revocable Trust UA 11/14/96, and 100,000 shares held by William P. Flies and Linda Berg Flies, JT.
(7)   Includes 8,000 shares held by Carl M. Fredericks SEP IRA.
(8) Includes 10% of the 213,151 shares of common stock held by XATA Investment Partners, LLC, a limited liability company in which Mr. Lawrence is a member.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        Our Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors. The current number of members of the Board of Directors is nine (9). The directors elected at this Annual Meeting, and at annual meetings thereafter, unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The nine (9) persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are Richard L. Bogen, Craig S. Fawcett, William P. Flies, Carl M. Fredericks, James E. Heerin, Roger W. Kleppe, Stephen A. Lawrence, David
M. Purvis and Charles R. Stamp, Jr. All of the nominees are currently members of the Board of Directors of the Company.

        In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.


        RICHARD L. BOGEN                           Director since March 2000

        Mr. Bogen has extensive global experience in transportation, supply chain and logistics management, and automotive manufacturing through past positions as the President and CEO of UPS Logistics Group, Inc., an international subsidiary of United Parcel Service (UPS); Senior Vice President and General Manager of UPS Truck Leasing, Inc.; Senior Vice President and COO of Lend Lease, Inc., a subsidiary of National Car Rental; as a senior management consultant with Booz Allen & Hamilton, Inc.; and a partner with Ray & Berndtson, a global executive search firm. Currently, Mr. Bogen is the founding partner of RLB Executive Search and leads search assignments at the CEO, COO, CFO and other executive management levels. He has served as the Chairman of the Truck Rental and Leasing Association (TRALA), on the executive committee of the American Trucking Association (ATA), as a trustee of the Atlanta Botanical Gardens, on the advisory board of the Georgia Institute of Technology for logistics graduate programs, on the Council of Logistics Management (CLM), and on the Board of Directors for the High Museum in Atlanta. Mr. Bogen currently serves on the Board of Directors for Children's Charities of America and on the Advisory Board for Atlanta based Centricity, Inc. Mr. Bogen served as Chairman of the Board of XATA Corporation from July 2001 until February 2002. Mr. Bogen holds a Bachelors degree in Business Administration from the University of Minnesota where he has also completed extensive post graduate executive management programs. Mr. Bogen is 66 years old.


        CRAIG S. FAWCETT                           Director since February 2002

        (President and Chief Executive Officer of the Company)

        Mr. Fawcett has been President and Chief Executive Officer since he joined XATA in February 2002. He is a graduate of Harvard Business School with an MBA and has a Bachelor of Science degree in Engineering from The Ohio State University. Before joining XATA, Mr. Fawcett was Vice President of the Global Agriculture Division of Deere & Company where he held numerous leadership positions involving mergers and acquisitions, operations, special technologies, business development, and served on several boards of Deere-owned technology companies. Prior to that, he was a strategic management consultant for Arthur Andersen (now Accenture), where he led a series of international technology project engagements for Global-1000 clients. Mr. Fawcett is 36 years old.

        WILLIAM P. FLIES                           Chairman of the Board
                                                   Director since December 1991
        (Chief Technology Officer of the Company)

        Mr. Flies is the founder, Chief Technology Officer, Chairman of the Board, and a principal shareholder of XATA. Mr. Flies has served as Chief Technology Officer from 1993 until September 2000, and from February 2002 until present. He served as Chief Executive Officer from 1985 until December 1993, and from September 2000 until February 2002. Mr. Flies founded Datakey, Inc. and served as its Chief Executive Officer from 1978 to 1984 and as its Chairman from 1978 through 1991. While at Datakey, he was granted numerous U.S. and foreign patents in portable data electronics. From 1969 to 1978, he was with Technalysis Corporation, a computer consulting firm, as Vice President of Systems Products and as President of KET, Inc., a subsidiary that produced mainframe memory and peripheral subsystems. Mr. Flies joined Univac in 1964 as a systems engineer after receiving degrees in mathematics, physics and business administration from Minnesota State University. Mr. Flies is 60 years old.


        CARL M. FREDERICKS                  Director since February 1998

        Mr. Fredericks is currently the President of Fredericks & Associates, a regional investment banking firm, founded in 1982 and located in San Diego, Ca., specializing in emerging market companies, both private and public. The firm is active in advisory services, funding activities, and mergers and acquisitions. He also is Chief Executive Officer of CBC Management, LLC, the sole manager of Commercial Bridge Capital, LLC, a private bridge loan fund. From 1992 to 1998, Mr. Fredericks was the managing member of Fredericks, Shields & Co., LLC, a firm that was engaged in the same types of business conducted by Fredericks & Associates. From 1990 to 1991, he served as Vice President and investment manager at Westinghouse Credit Corporation, Newport Beach, Ca., where he was responsible for managing its investments in sponsored leverage buyouts and recapitalization of large- and middle-market companies in the United States. Mr. Fredericks holds a master's degree in business administration and finance from Columbia University, Graduate School of Business Administration, New York City, and a bachelor's degree in economics from Denison University in Granville, Ohio. He previously served as a member of the board of directors of Bio-Interfaces, Inc., and as an advisor to the boards of directors of Triton Group Ltd. and Firstworld Communications, Inc. He also is a member of the board of directors of the Association for Corporate Growth (San Diego Chapter). Mr. Fredericks is currently a trustee of the Marshall M. Fredericks Sculpture Museum at Saginaw Valley State University. Mr. Fredericks is 58 years old.


        JAMES E. HEERIN                            Director since February 2002

        Mr. Heerin is a graduate of the University of Pennsylvania and of the University of Connecticut School of Law. A partner in the Philadelphia law firm of Labrum and Doak, he joined Pitcairn Incorporated in 1977 and served as its Vice President and Associate General Counsel. While at Pitcairn he supervised a number of public and private operating companies, in which Pitcairn was an investor, including Sea Farms International, of which he is currently non-executive Chairman. He was a co-founder in 1989 of Capital Partners, Ltd., a private merchant banking business which specialized in agribusiness investments. From 1995 to 1999 he served as Senior Vice President of InterAg Technologies, Inc., the successor in interest to Capital Partners, until its purchase by Deere & Company in March of 1999. From then until December 31, 2001 he served as Vice President and General Counsel of John Deere Special Technologies Group. He currently serves as General Counsel of John Deere Global AgServices Division. Mr. Heerin is 66 year old.


        ROGER W. KLEPPE                            Director since September 1995

        Mr. Kleppe is currently Vice President of Human Resources for Blue Cross and Blue Shield of Minnesota, reporting to the president and chief executive officer. Blue Cross is the State of Minnesota's oldest and largest health insurance company with more than 2.4 million members and $5.0 billion in revenue. He also is responsible for real estate and facilities management at Blue Cross. Mr. Kleppe has been with Blue Cross since March 1994. He previously served on the Blue Cross board of trustees and on the corporate member board, each for two years. Prior to March 1994, Mr. Kleppe was Vice President of Human Resources and Administrative Resources for National Business Systems, Inc. Mr. Kleppe has extensive human resources experience and has been involved with many business community organizations, such as the Minnesota Chamber of Commerce. He currently serves on the board of directors for Prime Therapeutics, Inc., a for-profit pharmacy benefit management company. Mr. Kleppe also serves as President of the Human Resources Executive Council, a professional association of human resource executives from the largest companies in the Twin Cities, and serves as a member of the board of advisors for the Executive Development Center, Carlson School of Management, at the University of Minnesota. Mr. Kleppe is 53 years old.


        STEPHEN A. LAWRENCE                 Director since September 1995

        Mr. Lawrence is currently the Chairman and Chief Executive Officer of LTX, Inc. which is the parent company of the following multi-product line transportation providers: Lawrence Transportation Company; Lawrence Leasing, Inc.; Wilson Refrigerated Express, Inc.; and Freight Plus, Inc. Prior to assuming his role as Chairman and Chief Executive Officer of LTX, Inc. in 1991, he was Executive Vice President and General Counsel for Lend Lease Trucks, Inc. (1989-1991), and General Counsel and Chief Operating Officer for Whiteford Systems, Inc. (1986-1989). Mr. Lawrence was the past President of the Truck Rental and Leasing Association and is a member of the Minnesota Bar Association. Mr. Lawrence is a graduate of Augustana College and the University of Tennessee Law School. He served as Chairman of the Board of XATA Corporation from November 1997 to July 2001, and served as a member of the chairman's council from August 1999 to September 2000. Mr. Lawrence is 59 years old.


        DAVID M. PURVIS                            Director since September 2002

        Mr. Purvis is Senior Vice President and Chief Technology Officer of Deere & Company, where he leads efforts to fulfill the company's vision of delivering significantly higher levels of value to customers through smart and innovative customer solutions. Mr. Purvis joined John Deere in September 2001 as the company's first chief technology officer, giving evidence to the importance of elevating John Deere's level of invention across the entire company. His responsibilities include John Deere's Aftermarket, Service and Parts business as well as the Corporate Engineering department, the Corporate Information Technology department, Phoenix International Corporation, NavCom Technology, Inc., AGRIS, JDIS and several other technology or new venture based initiatives. A 1973 graduate of the University of Illinois, Mr. Purvis served in many positions with Allied Signal/Honeywell prior to joining

John Deere, most recently as Vice President, Technology and Engineering, Aerospace Electronic Systems. Prior to joining Honeywell in 1985, Mr. Purvis also worked for Packard Instruments, Fermilab and Monsanto. Mr. Purvis replaced Barry D. Batcheller, formerly President of Phoenix International Corporation, a wholly-owned subsidiary of Deere & Company, who joined XATA's Board concurrent with Deere's 2000 equity investment in the company and resigned in September 2002. Mr. Purvis is 51 years old.


        CHARLES R. STAMP, JR.               Director since September 2000

        Mr. Stamp received a bachelor's degree from Southeast Missouri State University in 1971 and is a graduate of the University of Missouri School of Law in Columbia, Mo. He practiced law from 1974 until 1981 and then entered the agribusiness field. In September 2002, Mr. Stamp was named Vice President, Public Affairs Worldwide of Deere and Company. Prior to this he served as President of John Deere Special Technologies Group, Inc. and as President, Worldwide Agricultural Division -- Global AgServices of Deere and Company. He is the immediate past President, Chief Executive Officer and co-founder of InterAg Technologies, Inc., a privately held Atlanta-based agricultural electronics manufacturing and computer software company, which was acquired by Deere and Company in 1999 to form the basis of Deere's Special Technologies Group. Mr. Stamp entered the agribusiness industry in 1981 as President and Chief Executive Officer of Meyer Agri-Products, Inc., a company that later became a division of Butler Manufacturing Company of Kansas City, Mo., where he served as a division vice president. Mr. Stamp is 53 years old.


DIRECTOR COMPENSATION

        Non-employee directors (except Messrs. Heerin, Purvis and Stamp, the JDSTG nominees) receive $5,000 annually, and the Chairman, if not an employee, receives an additional $3,000 annually to serve on the Board of Directors.

        Each non-employee director (except Messrs. Heerin, Purvis and Stamp) also received a grant of options for 5,000 shares pursuant to the Company's 2002 Long-Term Incentive and Stock Option Plan.

        Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

        During fiscal 2001, Stephen A. Lawrence was issued a five-year warrant to purchase 10,000 shares of Common Stock of the Company exercisable at $3.69 per share in consideration of his service as Chairman of the Board of Directors from November 18, 1997 to July 3, 2001.


BOARD MEETINGS AND COMMITTEES

        During the year ended September 30, 2002, the Board of Directors met six times and otherwise conducted business by unanimous written action. Committees of the Board met immediately prior to and/or after meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors or fewer than 75% of the meetings of the Board committees on which he served.

        The Board of Directors has established an Audit Committee and a Compensation Committee. During the fiscal year ended September 30, 2002, each committee was comprised of all non-employee members, as follows:

        Audit Committee                        Compensation Committee
        ---------------                        ----------------------

        Carl M. Fredericks*                    Richard L. Bogen
        Stephen A. Lawrence                    Roger W. Kleppe*
        Barry D. Batcheller**                  Charles R. Stamp, Jr.

        *  Chairman
        ** Mr. Heerin replaced Mr. Batcheller on the Audit Committee in
           September 2002, when Mr. Batcheller resigned from the Board.

        The purpose of the Audit Committee is to (1) annually select a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) review the scope of audits made by the independent public accountants; and (3) receive and review the audit reports submitted by the independent public accountants and take such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected. See "Audit Committee Report."

        The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also determines stock options and awards, which may be included in the compensation set forth for each individual.


                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

        Our current executive officers are as follows:

        Name                         Age       Position
        ----                         ---       --------

        Craig S. Fawcett             36        Chief Executive Officer, President, and
                                               Director

        William P. Flies             60        Chief Technology Officer, Chairman and Director

        John G. Lewis                37        Chief Financial Officer, Treasurer, and
                                               Secretary

        Joel G. Jorgenson            34        General Manager -- Private Fleet Operations

        Thomas N. Flies              33        Vice President -- Business Development

EXECUTIVE COMPENSATION

        The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by, or paid to our chief executive officer and each executive officer with compensation in excess of $100,000 (the "Named Executive Officers") pursuant to a plan or contract or otherwise during fiscal years ended September 30, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                      Annual Compensation                 Long-Term Compensation
                                      -------------------                 ----------------------
                                                         Other      Restricted
Name and                                                 Annual       Stock                 All Other
Principal Position     Year    Salary($)  Bonus($)(2) Compensation    Awards    Options #  Compensation
------------------     -----   ---------  ----------- ------------  ----------- ---------  ------------
Craig S. Fawcett (1)    2002     117,692      -0-          -0-          -0-       142,000       -0-
President and Chief     2001       -0-        -0-          -0-          -0-         -0-         -0-
Executive Officer       2000       -0-        -0-          -0-          -0-         -0-         -0-

William P. Flies (1)    2002     199,615      -0-          -0-          -0-       48,500        -0-
Chief Technology        2001     180,000      472          -0-          -0-         -0-         -0-
Officer, Chairman       2000     150,000     41,173        -0-          -0-       50,000        -0-

John G. Lewis (3)       2002     166,885      -0-          -0-          -0-       19,000        -0-
Chief Financial         2001     110,769      -0-          -0-          -0-       40,000        -0-
Officer, Secretary      2000       -0-        -0-          -0-          -0-         -0-         -0-

Joel G. Jorgenson       2002     156,866      500          -0-          -0-       13,000        -0-
General Manager --      2001     150,000     20,472        -0-          -0-       10,000        -0-
Private Fleet
Operations              2000     124,990     43,485        -0-          -0-         -0-         -0-

Thomas N. Flies         2002     135,885      -0-          -0-          -0-       13,000        -0-
Vice President --       2001     130,000      472          -0-          -0-       10,000        -0-
Business Development    2000     100,000     16,173        -0-          -0-         -0-         -0-


----------
(1) William P. Flies served as President and Chief Executive Officer from August 2000 until February 2002, when Craig S. Fawcett was elected President and Chief Executive Officer and Mr. Flies became Chief Technology Officer.
(2) Represents formula-based incentive compensation.
(3) Mr. Lewis joined the Company on January 15, 2001 as Chief Financial Officer.


        The Company has employment agreements with Craig S. Fawcett, William P. Flies, John G. Lewis, Joel G. Jorgenson and Thomas N. Flies. Each of these agreements provides for a minimum base salary, and an annual incentive bonus based on revenue, profitability and other objectives. Each contract is for a period of one year, renewable at the beginning of each fiscal year. Base salary for each individual for fiscal 2003 (October 1, 2002 -- September 30, 2003) is as follows:

                      Craig S. Fawcett      $200,000
                      William P. Flies      $200,000
                      John G. Lewis         $170,000
                      Joel G. Jorgenson     $157,000
                      Thomas N. Flies       $136,000

        Each of these agreements also contains provisions that prohibit the Company from materially altering positions, duties, benefit plans or incentive plans. Under the agreements, each respective executive is entitled to one year of salary continuation, in addition to certain other benefits, in the event the Company terminates the executive's employment without cause or if the employee terminates employment with good cause attributable to the Company. Each agreement restricts the executive from competing with the Company during and for a period of one year beyond employment with the Company, and restricts the executive from disclosing certain confidential information.

        The Board of Directors retains the authority to provide discretionary bonuses to managers and employees. Executive officers, as well as other employees and non-employee directors, are also eligible for various stock based awards, including options, under the Company's 2002 Long Term Incentive and Stock Option Plan.

SUMMARY OF OPTION GRANTS

        The following table contains information concerning the grant of stock options to Named Executive Officers during fiscal 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

                          Number of      Percent of total
                         Securities        options/SARs
                         Underlying         granted to
                        Options/SARs       employees in      Exercise or base
Name                     Granted (#)        fiscal year        price ($/Sh)     Expiration Date
--------------------- ------------------ ------------------ ------------------ ------------------
Craig S. Fawcett           142,000              54%               $4.30             2/20/07
William P. Flies            48,500              19%               $3.74 (1)         10/1/06
John G. Lewis               19,000               7%               $3.40             10/1/06
Joel G. Jorgenson           13,000               5%               $3.40             10/1/06
Thomas N. Flies             13,000               5%               $3.74 (1)         10/1/06

----------
(1) Stock option grant price equals 110% of market price on day of grant.


              AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

                                                   Number of Securities       Value of Unexercised
                                                  Underlying Unexercised     In-the-Money Options at
                          Option Exercises           Options at FY End              FY End (1)
                    --------------------------- --------------------------- --------------------------
                       Shares
                    Acquired on      Value
Name                  Exercise      Realized    Exercisable  Unexercisable  Exercisable  Unexercisable
------------------- ------------- ------------- -----------  -------------  -----------  -------------
Craig S. Fawcett        -0-           -0-           -0-         142,000         -0-           -0-
William P. Flies        -0-           -0-         33,333         65,167         -0-         $ 7,275
John G. Lewis           -0-           -0-         13,333         45,667       $ 7,633        24,577
Joel G. Jorgenson      5,000        $15,219       41,667         19,667         30,053       12,304
Thomas N. Flies         -0-           -0-         36,000         19,667         10,271         5,884

----------
(1) The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market on September 30, 2002 and the exercise price of the options, multiplied by the applicable number of shares underlying the options.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and

Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company will copies of all Section 16(a) forms they file.

         Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 2002 its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

 INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). Article V of the Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

         As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in improper personal benefit to the director.

 CERTAIN TRANSACTIONS

         On August 31, 2000, JDSTG purchased 630,000 shares of common stock from the Company and 200,000 shares of common stock from XATA Investment Partners, LLC ("XIP"), each at $3.805 per share. XIP is owned in part by Stephen A. Lawrence, a director. On July 5, 2001, JDSTG purchased an additional 1,314,060 shares of common stock from the Company at $3.805 per share. As of December 31, 2002, the Company is indebted to JDSTG in the amount of $517,073 pursuant to the terms of a variable rate promissory note (6.25% as of December 31, 2002) due in full on April 1, 2005. Repayment of this note is secured by a security interest in the Company's accounts receivable, inventories and intellectual property rights to its XATANET products. Messrs. Heerin, Purvis and Stamp were nominated for election to the Board of Directors by JDSTG.

         During fiscal 2001, Stephen A. Lawrence was issued a five-year warrant to purchase 10,000 shares of Common Stock of the Company exercisable at $3.69 per share in consideration of his past service as Chairman. LTX, Inc. and Mr. Lawrence also received payments during fiscal 2001 totaling $4,626 for truck leasing services.

         During fiscal 2001, the Company entered into an agreement with Richard
L. Bogen, Director, to perform executive search services to select a new chief financial officer for the Company. Under the agreement, the Company paid Mr. Bogen a fee of $52,800.

        The Company purchases some of the hardware components for its products from Phoenix International Corporation, a wholly-owned subsidiary of Deere & Company. Payments by the Company to Phoenix totaled $712,568 during the Company's fiscal year ended September 30, 2002 and $30,859 during the fiscal year ended September 30, 2001. All transactions between Phoenix and the Company have been and will be on terms negotiated at "arms length."


                             AUDIT COMMITTEE REPORT

        The Audit Committee of our Board of Directors is comprised of three directors and operates under a written charter adopted by the Board. A majority of the members of the committee are "independent" under the listing standards of The Nasdaq Stock Market, Inc. During the fiscal year ended September 30, 2002, the members of the Committee were Carl M. Fredericks (Chair), Stephen A. Lawrence and Barry D. Batcheller (who was replaced on the Committee by James E. Heerin upon Mr. Batcheller's resignation in September 2002). The Committee met six times during the fiscal year. The Committee selects the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process; the independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.

        The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence.

        The Committee has discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee has also reviewed with the independent auditors their audit plan, audit scope and identification of audit risks.

        In addition, the Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representation of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended September 30, 2002.

        Members of the Audit Committee:

               Carl M. Fredericks, Chair
               Stephen A. Lawrence
               James E. Heerin*

        * Mr. Heerin replaced Mr. Batcheller on the Audit Committee in September 2002, when Mr. Batcheller resigned from the Board.

                                   PROPOSAL 2

                 AMENDMENT OF RESTATED ARTICLES OF INCORPORATION

PROPOSED AMENDMENT

        Currently, the Company's Amended and Restated Articles of Incorporation (the "Restated Articles") authorize the issuance of 12,000,000 shares of Common Stock and 283,333 shares of Preferred Stock. As of January 28, 2003, _________ shares of Common Stock were issued and outstanding and an aggregate of ______________ shares were reserved for issuance. No shares of Preferred Stock are issued or outstanding or reserved for issuance.

PURPOSE OF PROPOSED AMENDMENT

        On December 19, 2002, the Board approved an increase in the authorized number of shares of Common Stock from 12,000,000 to 25,000,000 and an increase in the authorized Preferred Stock from 283,333 to 5,000,000. Such amendment (as shown in Appendix A) will not take effect unless approved by the shareholders. While we have no current plans to issue or reserve any additional shares, we do contemplate issuance of common stock, preferred stock convertible to common stock, debt securities convertible to common stock, and/or warrants exercisable for common stock in one or more private financing transactions. Although we have no agreement or commitments for such a transaction at this time, it is possible that such a transaction could take place within the current fiscal year. Such transactions may require shareholder approval under the rules of The Nasdaq Stock Market, to which we are subject.

        The Board believes that it is necessary and desirable to increase the number of shares of capital stock and to allow the Board of Directors to establish one or more series of voting Preferred Stock to give the Board additional flexibility to raise equity capital, reserve additional shares of Common Stock for issuance under employee benefit plans, and make acquisitions through the use of Common Stock and/or Preferred Stock. The Board believes that adoption of the proposed amendments is desirable to avoid the delay and expense associated with a special shareholders' meeting in the future for the purpose of authorizing such changes if the Company decides to use its shares for one or more of such previously mentioned purposes. No additional action or authorization by the Company's shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or regulation.

POSSIBLE EFFECTS OF PROPOSED ARTICLES AMENDMENT

        Authorized and unissued Common Stock and Preferred Stock could be issued in one or more transactions with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Company. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of existing shares of common stock, and such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company.

One effect of the adoption of the Proposal, therefore, could be to discourage unsolicited takeover attempts and to limit the possibility of change of control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendments may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. Adoption of the Proposal may also have the effect of permitting the Company's current management to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business.

        The Proposal does not arise from any current effort to change the composition of the Board of Directors, gain control of the Company, or organize a proxy contest, and neither proposal is being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.

        The Board of Directors does not currently contemplate adopting, or recommending to the shareholders for their adoption, any further amendments to the Company's Restated Articles that would affect the ability of third parties to take over or change control of the Company or which might be considered anti-takeover devices. However, the Board and its financial and legal advisers are aware that a number of corporations have adopted special "shareholders' rights plans" or "poison pills" with a view toward creating significant defensive mechanisms against the possibilities of hostile takeover actions. Whether or not the proposed amendment to the Restated Articles is adopted by shareholders, the Board could determine to implement a shareholders' rights plan in the future.

        Certain provisions of Minnesota Statutes, Chapter 302A could also have the effect of discouraging certain attempts to acquire the Company, including a hostile takeover, or remove incumbent management even if some or a majority of the Company's shareholders were to deem such an attempt to be in their best interest, including an attempt that might result in the payment of a premium over the market price for the shares of Common Stock held by the Company's shareholders. None of these provisions will be changed by the proposed amendment to the Restated Articles.



                                   PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Grant Thornton LLP audited the Company's financial statements included in the Company's Form 10-KSB for the fiscal year ended September 30, 2002. Upon recommendation of the Audit Committee, the Board of Directors has appointed Grant Thornton LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending September 30, 2003. If the shareholders fail to ratify such appointment, we will select another firm to perform the required audit function. We expect a representative of Grant Thornton LLP to be present at the meeting to be available to respond to appropriate questions.

        Fees paid to Grant Thornton LLP in connection with the audit of our financial statements for the year ended September 30, 2002 and for the review of our quarterly financial statements included in our reports on Form 10-QSB during the year totaled $57,900. No leased personnel were utilized by Grant Thornton LLP in connection with any audit services provided to us. Grant Thornton LLP did not render any professional services related to financial information systems design and implementation in fiscal 2002. All other fees paid to Grant Thornton LLP for services provided in the year ended September 30, 2002 aggregated $22,700, including audit related fees of $9,900 and tax related fees of $12,800. Audit related fees include fees for attendance at Audit Committee meetings, consultation on accounting matters, review of registration statements and issuance of consents. Tax related fees include fees for preparation of corporate income tax returns and advice with respect to tax matters.

                    PROPOSALS FOR FISCAL 2003 ANNUAL MEETING

        We currently anticipate that the next annual meeting, for the fiscal year ending September 30, 2003 (the "2003 Annual Meeting"), will be held on or around March 1, 2004. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2003 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than October 10, 2003.

        In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2003 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2003 Annual Meeting, unless we have received notice of the shareholder proposal on or before December 15, 2003.

        Under Section 2.11 of our Bylaws (See Appendix B, attached), a shareholder who wishes to bring any business before the 2003 Annual Meeting must give notice of that fact, plus the additional information required under Section 2.11, at least 90 days before the meeting.

                                           By Order of the Board of Directors



                                           John G. Lewis
                                           Secretary
Dated:  February 3, 2003
Burnsville, Minnesota

A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB IS ENCLOSED. AN ADDITIONAL COPY (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: XATA CORPORATION, ATTENTION: JOHN G. LEWIS, CFO, 151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337.

                                   APPENDIX A

                         AMENDMENT TO RESTATED ARTICLES

                               STATE OF MINNESOTA
                        OFFICE OF THE SECRETARY OF STATE

                                  AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                                XATA CORPORATION


        Pursuant to the provisions of Minnesota Statutes Section 302A.135, the following Amendment to the Articles of Incorporation of XATA Corporation, a Minnesota corporation, was approved and adopted pursuant to Minnesota Statutes Chapter 302A.

        Sections 3.1 and 3.2 of Article 3 of the Restated Articles of Incorporation of the Corporation, as amended and restated to date, are hereby amended in entirety to read as follows:

               3.1 This corporation shall have the authority to issue an aggregate of twenty-five million (25,000,000) shares of Common Stock, $.01 par value per share. Such shares shall be designated as this corporation's "Common Stock."

               3.2 This corporation shall have the authority to issue an aggregate of five million (5,000,000) shares of Preferred Stock, which may be issued in one or more series as determined from time to time by the Board of Directors. The shares of Preferred Stock of any series authorized for issuance by the Board of Directors shall be senior to the Common Stock with respect to any distribution (as such term is defined in Section 302A.011 Subd. 10 Minn. Statutes) if so designated by the Board of Directors. The Board of Directors is hereby granted the express authority to fix by resolution any other powers, preferences, rights (including without limitation voting rights), qualifications, limitations, or restrictions with respect to any particular series of Preferred Stock.

                                   APPENDIX B

BYLAWS, SECTION 2.11:

        Section 2.11. Advance Notice of Business. At any regular or special meeting of shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who complies with the notice procedures set forth in this Section. For business to be properly brought before any regular or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice of any such business to be conducted at an annual meeting must be delivered to the Secretary, or mailed and received at the principal executive office of the corporation, not less than 90 days prior to the first anniversary date of the prior year's annual meeting. If, however, the date of the annual meeting of shareholders is more than 30 days before or after such anniversary date, notice by a shareholder shall be timely only if so delivered, or so mailed and received, not less than 90 days before such annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting. "Public announcement" means disclosure (i) when made in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, (ii) when filed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15 (d) of the Securities Exchange Act of 1934, as amended, or (iii) when mailed as the notice of the meeting pursuant to these Bylaws.

        If a special meeting of shareholders of the corporation is called for any purpose other than electing Directors, or if a regular meeting other than an annual meeting is held, for a shareholder's notice of any such business to be timely it must be delivered to the Secretary, or mailed and received at the principal executive office of the corporation, not less than 90 days before such special meeting or such regular meeting, or, if later, within 10 days after the first public announcement of the date of such special meeting or such regular meeting. Except to the extent otherwise required by law, the adjournment of a regular or special meeting of shareholders shall not commence a new time period for the giving of a shareholder's notice as required above.

        A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the regular or special meeting
(a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business.

        Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any regular or special meeting except in accordance with the procedures set forth in this Section and, as an additional limitation, the business transacted at any special meeting shall be limited to the purposes stated in the notice of the special meeting.

        The Chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section and, if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                                XATA CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, MARCH 4, 2003
                                    3:00 P.M.

                       MINNEAPOLIS/ST. PAUL AIRPORT HILTON
                              3800 EAST 80TH STREET
                             BLOOMINGTON, MINNESOTA








[XATA LOGO]              XATA CORPORATION
                         151 EAST CLIFF ROAD, SUITE 10
                         BURNSVILLE, MN 55337                             PROXY
--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated February 3, 2003, hereby appoints each of William P. Flies and John G. Lewis as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of XATA Corporation to be held on March 4, 2003 at 3:00 p.m. at the Hilton Minneapolis/St. Paul Airport, 3800 East 80th Street, Bloomington, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.




                      See reverse for voting instructions.

                             - Please detach here -
--------------------------------------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of Directors  01    Richard L. Bogen   04    Carl M. Fredericks  07     Stephen A. Lawrence           [ ] FOR all
   duly nominated:        02    Craig S. Fawcett   05    James E. Heerin     08     David M. Purvis                   nominees
                          03    William P. Flies   06    Roger W. Kleppe     09     Charles R. Stamp, Jr.


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY      ___________________
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) [                   ]
IN THE BOX PROVIDED TO THE RIGHT.)                       [___________________]



2. Amendment of the Restated Articles of
   Incorporation of the Company to increase the
   authorized shares of common stock from 12,000,000     For   Against   Abstain
   to 25,000,000 and the authorized preferred stock      [ ]     [ ]       [ ]
   from 283,333 to 5,000,000.

3. Ratification of appointment of Grant Thornton LLP     For   Against   Abstain
   as the independent auditors of the Company for the    [ ]     [ ]       [ ]
   year ending September 30, 2003.



4. The authority to vote, in his discretion, on all       Granted      Withheld
   other business that may properly come before the         [ ]           [ ]
   meeting.


Address Change? Mark Box[ ] I will [ ] /will not [ ] attend the Annual Meeting. Indicate changes below:

                                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  Dated: ________________________________ , 2003
                                   ____________________________________________
                                  [                                            ]
                                  [                                            ]
                                  [____________________________________________]
                                  Signature(s) in Box

                                  PLEASE SIGN exactly as name appears below.
                                  When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If partnership, please sign in partnership name by an authorized person.

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